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                                  [LOGO] Aames

Annual Meeting of Stockholders
November 8, 2000
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COMPETITIVE ENVIRONMENT

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o  Home equity sector volatility continued in '99 - '00 constraining capital and liquidity for many lenders

   - Conditions forced many to attempt to sell, restructure, or file for bankruptcy

      -------------------------------------------------------------------
                                              Bankrupt/Closed
                                              ---------------
                  Sold                              Unit
                  ----                              ----
      -------------------------------------------------------------------
      Long Beach                           ContiFinancial
        Financial Associates               First Plus
      Advanta                              Southern Pacific
                                           The United Companies
                                           First Alliance
                                           Money Store
                                           WMC

      -------------------------------------------------------------------

o Current competitive environment rationalizing as competitors exit or reduce focus on sector
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                      TURNAROUND STRATEGY - Progress Report

What we said we were going to do
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o  Strengthen Management Team

o  Address capital and liquidity requirements

o  Improve cost efficiencies and production economics

o  Increase core retail and wholesale production, including internet origination

o  Eliminate undesirable products and lines of business

o  Implement risk-based pricing discipline

o  Improve access to the securitization markets

o Invest in technology and build new infrastructure to compete in the new age of subprime mortgage banking

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                    TURNAROUND STRATEGY - Management Changes
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                                   Position                      Previous
                                   --------                      --------
A. Jay Meyerson                      CEO                       Key Bank USA
James Huston                         CFO                         Banc One
Geoff Sanders                        CCO                       Home Savings
Barry Levine                         CIO                  Contifinancial, Chase
John Kohler                    Capital Markets              Greenwich Capital
Peter Yaskowitz                      CMO                Contifinancial, Banc One
Joe Grimes                           CQO                      Fremont, GECC

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

TURNAROUND STRATEGY
Recent Accomplishments
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
                                       -----------------
                                       Turnaround Effort
                                       -----------------

-------------------     ---------------------    ----------------------      ----------------------
      Solidify           Establish Financial             Reduce                  Grow Profitably
 Capital Structure        & Risk Management               Cost                     & Prudently
-------------------     ---------------------    ----------------------      ----------------------
o  $665MM               o  Write-down of         o  Consolidated retail      o  New technology
   Committed               residuals &              platform                    investments
   warehouse               servicing
   facilities              receivable            o  Regionalized             o  Exit correspondent
                                                    wholesale                   business, U.K. &
o  $75MM Servicing      o  Advanced, loan-          processing                  commercial
   advance facility        level analytics
                                                 o  Streamlined /            o  Launch broker &
o  $35MM Residual       o  More conservative        integrated                  retail internet
   finance facility        securitization GOS       corporate OH                platforms
                           assumptions              functions
o  $75MM Residual                                                            o  Improve quality of
   sale facility        o  New credit &          o  Aggressive                  production
                           pricing                  corporate expense
o  $175MM Equity           management               initiatives &                 - Pricing
   infusions                                        policies                        discipline

                        o  Disciplined budget    o  Focused vendor                - Eliminate low-
                           & performance            management                      return programs
                           management

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PRODUCTION HISTORY
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Loan Originations By Channel                Volume (Fiscal Year Ending June) $ B

                      o Correspondent
CORE CHANNELS         o Retail
                      o Broker

   [The following table was depicted as a bar chart in the printed material.]

($ in millions)
                            $355.0     $1,168.9     $2,347.9     $2,383.6     $2,193.6     $2,079.3

                            FY '95      FY '96       FY '97       FY '98       FY '99        FY 00

In-house Servicing ($ B):    $.6         $1.4         $3.2         $4.1         $3.8         $3.5

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REDUCED COSTS
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   [The following table was depicted as a bar chart in the printed material.]

                              Number of Employees
                          ---------------------------

                          1,642     Headcount   1,476
                                    Reduction
                                  [down arrow]
                                       10%

                        12/31/98               6/30/00

                                 Key Highlights
                          ---------------------------

o  Closed unprofitable branches

o  Consolidated 48 broker branches into 5 regional centers

o  Consolidated back-office functions in Retail and Retail Direct channels

o  Eliminated correspondent division

o  Eliminated business lines (UK, 125 LTV, Commercial)

o  Streamlined corporate overhead functions

o  Implemented aggressive corporate expense reduction policies

o  Reduced senior management compensation and modified compensation philosophy

                         -----------------------------
                         6/30/00 Direct operating cost
                         2.80% vs. 3.78% 9/30/99
                         -----------------------------

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

ORIGINATIONS BY CHANNEL

Quarter Ending September 2000
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[The following information was depicted as a pie chart in the printed material.]

                         Quarter Ending September 2000
                                Total $518 Mil.

                                       NLC
                                       5%
                                    $21 Mil.

                                     Retail
                                       43%
                                    $211 Mil.

                                    Wholesale
                                       52%
                                    $286 Mil.

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

CONSOLIDATED INCOME STATEMENT

September 2000 Quarter Operating Results
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                             Quarter Ended     Quarter Ended        Variance
                                 Sep-00            Jun-00         Better/(worse)

Gain on sale                 $ 19,921,000      $  7,695,000       $ 12,226,000
Origination fees               12,332,000         8,521,000          3,811,000
Loan service                    4,306,000         3,521,000            785,000
Interest income                23,353,000        22,182,000          1,171,000
                             ------------      ------------       ------------
   Total Revenue               59,912,000        41,919,000         17,993,000

Compensation                   26,072,000 (1)    21,836,000 (2)     (4,236,000)
Production                      4,514,000         5,298,000            784,000
General and administrative     13,588,000        14,984,000          1,396,000
Interest expense               15,009,000        12,894,000         (2,115,000)
                             ------------      ------------       ------------
   Total Expenses              59,183,000        55,012,000         (4,171,000)

                             ------------      ------------       ------------
Pretax income (loss)              729,000       (13,093,000)        13,822,000
                             ------------      ------------       ------------
Income taxes                       36,000           910,000            874,000
                             ------------      ------------       ------------
   Net income (loss)         $    693,000      $(14,003,000)      $ 14,696,000
                             ============      ============       ============

Production:
Wholesale                    $285,937,000      $306,033,000       $(20,096,000)
Retail                        211,355,000       206,336,000          5,019,000
NLC                            20,845,000        15,845,000          5,000,000
                             ------------      ------------       ------------
   Total Production          $518,137,000      $528,214,000       $(10,077,000)
                             ============      ============       ============

(1) Includes a FASB 91 recognition of $2.4 million
(2) Includes a FASB 91 deferral of $1.1 million

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

STRATEGIC INITIATIVES
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      ------------------                               -------------------
      Upgrade Technology                               Leverage Technology
      ------------------                               -------------------

o  Enterprise wide loan                          o  New business rules and
   origination system, Unifi                        management reporting

o  Development of new Data                       o  Implement hybrid branch
   Warehouse                                        marketing model combining
                                                    branch telemarketing with
o  Implement new contact        [right arrow]       new agency data modeling
   management system
                                                 o  Complete re-engineering of
o  Install Autodialer in call                       wholesale channel
   center and servicing
   collections unit                              o  Execute retail quality
                                                    process & roll-out company
                                                    wide

                                                 o  Developing infrastructure
                                                    for web-enabled
                                                    private-label partnership

------------------------------                   ------------------------------

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

RIGHTS OFFERING
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o  SHARES:                                Approximately 19 million

o  PRICE:                                 $0.85 per share

o  SUBSCRIPTION RATE:                     2.56 Shares of Series D Preferred
                                          Stock for Each Share of Common
                                          Stock and Series C Convertible
                                          Preferred Stock

o  TIMING:
      o  SEC Comments Received
      o  Company Preparing Responses
      o Record Date will be Set When SEC Authorizes Registration Statement (expected in early 2001)

o  Press Release will be Issued to Inform Stockholders of Record Date

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                             Questions and Answers

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